Exhibit 10.1

AMENDMENT No. 2, dated as of May 2, 2013 (this “Amendment”), to the Term Loan Agreement, dated as of April 24, 2012 (as amended by that certain Amendment No. 1, dated as of August 21, 2012, supplemented by that certain Incremental Facility Agreement, dated as of October 31, 2012, and as further amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Term Loan Agreement”), among EP Energy LLC (f/k/a Everest Acquisition LLC) (the “Borrower”), the lending institutions from time to time party thereto (each, a “Lender” and, collectively, the “Lenders”) and Citibank, N.A., as Administrative Agent and Collateral Agent.  Capitalized terms used but not defined herein having the meaning provided in the Term Loan Agreement (as amended hereby).

WHEREAS, pursuant to Section 9.01(b) of the Term Loan Agreement, the Borrower, the Administrative Agent and the Required Lenders may agree to amend the Term Loan Agreement as set forth herein;

WHEREAS, pursuant to Section 9.01(b)(ii) of the Term Loan Agreement, each Lender must agree to any reduction in the rate of interest applicable to its Loan;

WHEREAS, the Borrower desires to create a new tranche of term loans consisting of Tranche B-3 Loans (as defined in Section 1 hereof), which Tranche B-3 Loans shall have terms identical to the Tranche B-1 Loans, except as such terms are specifically amended hereby, which shall be in the same principal amount as the outstanding Tranche B-1 Loans, as more fully set forth herein;

WHEREAS, upon the effectiveness of this Amendment, each Tranche B-1 Lender that shall have executed and delivered a consent to this Amendment substantially in the form of Exhibit A hereto (a “Tranche B-3 Consent”) indicating the “Cashless Settlement Option” (each, a “Tranche B-3 Cashless Option Lender”) shall be deemed to have exchanged all of its Tranche B-1 Loans for Tranche B-3 Loans (which Tranche B-1 Loans shall thereafter no longer be deemed to be outstanding) in the same aggregate principal amount as such Lender’s Tranche B-1 Loans immediately prior to the Amendment No. 2 Effective Date and such Lender shall thereafter become a Tranche B-3 Lender (as defined in Section 1 hereof);

WHEREAS, upon the effectiveness of this Amendment, each Person that executes and delivers a joinder to this Amendment substantially in the form of Exhibit B (a “Tranche B-3 Joinder Agreement”) as an Additional Tranche B-3 Lender (as defined in Section 1 hereof) will make Additional Tranche B-3 Loans to the Borrower in the amount set forth on the signature page of such Person’s Tranche B-3 Joinder Agreement, the proceeds of which will be used by the Borrower to repay in full the outstanding principal amount of Tranche B-1 Loans that are not exchanged for Tranche B-3 Loans (including Loans from Tranche B-1 Lenders that execute and deliver a Tranche B-3 Consent indicating the “Post-Closing Settlement Option” (each, a “Tranche B-3 Post-Closing Option Lender”));

WHEREAS, upon the effectiveness of this Amendment the Borrower shall pay to the Administrative Agent for the account of each Lender all accrued and unpaid interest on the Tranche B-1 Loans owned by such Lender to, but not including, the date of effectiveness of this Amendment; and

WHEREAS, the Co-Lead Arrangers are co-lead arrangers for Amendment No. 2;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.              Amendments.  The Term Loan Agreement is hereby amended effective as of the Amendment No. 2 Effective Date as follows:

(a)           The following defined terms shall be added to Section 1.1 of the Term Loan Agreement:

“Additional Tranche B-3 Commitment” shall mean the commitment of an Additional Tranche B-3 Lender to make Additional Tranche B-3 Loans on the Amendment No. 2 Effective Date, in the amount set forth in the signature page to the Tranche B-3 Joinder Agreement of such Additional Tranche B-3 Lender.  The aggregate principal amount of the Additional Tranche B-3 Commitments shall equal the outstanding principal amount of Tranche B-1 Loans of Tranche B-3 Non-Exchanging Lenders immediately prior to the effectiveness of Amendment No. 2.

“Additional Tranche B-3 Lender” shall mean a Person with an Additional Tranche B-3 Commitment on the Amendment No. 2 Effective Date.  For the avoidance of doubt, a Lender of Tranche B-1 Loans immediately prior to the effectiveness of Amendment No. 2 may also be an Additional Tranche B-3 Lender.

“Additional Tranche B-3 Loan” shall mean a Loan that is made pursuant to Section 2.01(g)(ii) on the Amendment No. 2 Effective Date.

“Amendment No. 2” shall mean Amendment No. 2 to this Agreement dated as of May 2, 2013.

“Amendment No. 2 Effective Date” shall mean May 24, 2013, the first Business Day on which all conditions precedent set forth in Section 3 of Amendment No. 2 are satisfied and the Tranche B-3 Loans are made.

“Tranche B-3 Cashless Option Lender” shall mean each Tranche B-1 Lender that has executed and delivered a Tranche B-3 Consent indicating the “Cashless Settlement Option.”

“Tranche B-3 Consent” shall mean a consent to Amendment No. 2 substantially in the form of Exhibit A attached to Amendment No. 2.

“Tranche B-3 Exchange Commitment” shall mean the agreement of a Tranche B-1 Lender to exchange its Tranche B-1 Loans for an equal aggregate principal amount of Tranche B-3 Loans on the Amendment No. 2 Effective Date, as evidenced by such Tranche B-1 Lender executing and delivering its Tranche B-3 Consent and indicating the “Cashless Settlement Option”.

“Tranche B-3 Joinder Agreement” shall mean a joinder agreement substantially in the form of Exhibit B to Amendment No. 2.

“Tranche B-3 Lender” shall mean, collectively, (i) each Tranche B-1 Lender that executes and delivers a Tranche B-3 Consent (and indicates the “Cashless Settlement Option”) on or prior to the Amendment No. 2 Effective Date and (ii) each Additional Tranche B-3 Lender (including each Tranche B-3 Post-Closing Option Lender).

“Tranche B-3 Loan” shall mean, collectively, (i) each Loan received in exchange for a Tranche B-1 Loan that is held by a Lender with a Tranche B-3 Exchange Commitment pursuant to Section 2.01(g)(i) on the Amendment No. 2 Effective Date and (ii) each Additional Tranche B-3 Loan.

“Tranche B-3 Non-Exchanging Lender” shall mean each Tranche B-1 Lender that (i) did not execute and deliver a Tranche B-3 Consent on or prior to the Amendment No. 2 Effective Date or (ii) is a Tranche B-3 Post-Closing Option Lender.

“Tranche B-3 Post-Closing Option Lender” shall mean each Tranche B-1 Lender that has executed and delivered a Tranche B-3 Consent indicating the “Post-Closing Settlement Option.”   Each Tranche B-3 Post-Closing Option Lender shall become an assignee of an Additional Tranche B-3 Loan on or following the Amendment No. 2 Effective Date in the aggregate principal amount indicated on its Tranche B-3 Consent.

(b)           Section 1.01 of the Term Loan Agreement is hereby amended by deleting the definition of “Applicable Margin” in its entirety and replacing it with the following definition:

““Applicable Margin” means (i) 2.75% in the case of a LIBOR Loan that is a Tranche B-3 Loan (or 1.75% in the case of an ABR Loan that is a Tranche B-3 Loan) and (ii) 3.50% in the case of a LIBOR Loan that is a Tranche B-2 Loan (or 2.50% in the case of an ABR Loan that is a Tranche B-2 Loan).”

(c)           Section 1.01 of the Term Loan Agreement is hereby amended by deleting the definition of “Class” in its entirety and replacing it with the following definition:

““Class” when used in reference to (a) any Loan, refers to whether such Loan is a Loan made by the Lenders to the Borrower pursuant to Section 2.01(a) on the Funding Date or a Loan or Loans of another class established pursuant to Section 2.01(e), 2.01(f), 2.01(g), 2.23 or 2.24, (b) any Commitment, refers to whether such Commitment is a Funding Date Commitment or a commitment of another class established pursuant to Section 2.01(e), 2.01(f), 2.01(g), 2.23 or 2.24 and (c) any Lender, refers to whether such Lender has a Loan or Commitment of a particular Class.”

(d)           Section 1.01 of the Term Loan Agreement is hereby amended by deleting the definition of “Lender” in its entirety and replacing it with the following definition:

““Lender” means each financial institution listed on Schedule 2.01, and any Person that becomes a “Lender” hereunder pursuant to Section 2.01(e), 2.01(f), 2.01(g), 2.23 or 9.06, other than any such Person that has ceased to be a party hereto pursuant to an Assignment and Acceptance in accordance with Section 9.06 or is a Non-Exchanging Lender (other than a Post-Closing Option Lender) and has had its Tranche B Loans prepaid pursuant to Section 2.01(e)(ii) or is a Tranche B-3 Non-Exchanging Lender (other than a Tranche B-3 Post-Closing Option Lender) and has had its Tranche B-1 Loans prepaid pursuant to Section 2.01(g)(ii).”

(e)           Section 1.01 of the Term Loan Agreement is hereby amended by deleting clause (b) of the definition of “LIBOR” in its entirety and replacing it with the following:

“(b) (i) 1.00% per annum, in the case of Tranche B-2 Loans, and (ii) 0.75% per annum, in the case of Tranche B-3 Loans.”

(f)            Section 1.01 of the Term Loan Agreement is hereby amended adding the following sentence to the end of the definition of “Loan Document”:

“On and after the Amendment No. 2 Effective Date, Amendment No. 2 and any Tranche B-3 Joinder Agreement executed by an Additional Tranche B-3 Lender shall constitute Loan Documents.”

(g)           Section 1.01 of the Term Loan Agreement is hereby amended by deleting the definition of “Loans” in its entirety and replacing it with the following definition:

“Loans” means (i) the loans made by the Lenders to the Borrower pursuant to Section 2.01 on the Funding Date, (ii) the Tranche B-1 Loans, (iii) the Tranche B-2 Loans, (iv) the Tranche B-3 Loans and (v) any other loans made by Lenders to the Borrower hereunder after the Funding Date.

(h)           Section 1.01 of the Term Loan Agreement is hereby amended by deleting the definition of “Maturity Date” in its entirety and replacing it with the following definition:

““Maturity Date” means (i) with respect to the Tranche B-3 Loans, the sixth anniversary of the Acquisition Date and (ii) with respect to the Tranche B-2 Loans, April 30, 2019; provided that with respect to any Class of Loans established pursuant to Section 2.23 or 2.24, “Maturity Date” means the final maturity date specified therefor in the Incremental Facility Agreement or Extension Amendment Agreement with respect thereto, as applicable.”

(i)            Section 2.01 of the Term Loan Agreement is hereby amended by adding the following clause (g) at the end thereof:

“(g)         (i)  Subject to and upon the terms and conditions set forth herein, each Tranche B-3 Cashless Option Lender hereby agrees that its Tranche B-1 Loans will be automatically exchanged for a like principal amount of Tranche B-3 Loans on the Amendment No. 2 Effective Date.

(ii)  Subject to and upon the terms and conditions set forth herein, each Additional Tranche B-3 Lender agrees to make Additional Tranche B-3 Loans to the Borrower on the Amendment No. 2 Effective Date in a principal amount not to exceed its Additional Tranche B-3 Commitment on the Amendment No. 2 Effective Date.  The Borrower shall prepay all Tranche B-1 Loans of Tranche B-3 Non-Exchanging Lenders with the gross proceeds of the Additional Tranche B-3 Loans.

(iii)  The Tranche B-3 Loans shall have the same terms as the Tranche B-1 Loans as set forth in this Agreement and the other Loan Documents before giving effect to Amendment No. 2, except as modified by Amendment No. 2.  For avoidance of doubt, the Tranche B-3 Loans shall constitute “Loan Obligations” under this Agreement and the other Loan Documents and shall have the same rights and obligations under this Agreement and the other Loan Documents as the Tranche B-1 Loans prior to the Amendment No. 2 Effective Date, except as explicitly modified by Amendment No. 2.

(iv)  Upon the Amendment No. 2 Effective Date, any Tranche B-3 Lender shall be deemed to be a “Lender” hereunder, and henceforth shall be entitled to all the rights of, and benefits accruing to, Lenders hereunder and shall be bound by all agreements, acknowledgements and other obligations of Lenders hereunder and under the other Loan Documents.

(v) The Additional Tranche B-3 Commitments and the Tranche B-3 Exchange Commitments shall be automatically terminated on the Amendment No. 2 Effective Date upon the making of the Tranche B-3 Loans on such date.”

(j)            Section 2.14(c) of the Term Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(c)         In the event that, prior to the date that is one year after the Tranche B-2 Incremental Effective Date, there shall occur any amendment, amendment and restatement or other modification of this Agreement which reduces the Applicable Margin with respect to the Tranche B-2 Loans or any prepayment or refinancing of the Tranche B-2 Loans with proceeds of new term loans or debt securities having lower applicable margins or applicable yield (after giving effect to any premiums paid on such new term loans or debt securities) than the Applicable Margin for the Tranche B-2 Loans on the Tranche B-2 Incremental Effective Date, each such amendment, amendment and restatement, modification, prepayment or refinancing, as the case may be, shall be accompanied by a fee or prepayment premium, as applicable, equal to 1.00% of the principal amount of the Tranche B-2 Loans affected thereby or repaid, as applicable. In the event that, prior to the date that is six months after the Amendment No. 2 Effective Date, there shall occur any amendment, amendment and restatement or other modification of this Agreement which reduces the Applicable Margin with respect to the Tranche B-3 Loans or any prepayment or refinancing of the Tranche B-3 Loans with proceeds of new term loans or debt securities having lower applicable margins or applicable yield (after giving effect to any premiums paid on such new term loans or debt securities) than the Applicable Margin for the Tranche B-3 Loans on the Amendment No. 2 Effective Date, each such amendment, amendment and restatement, modification, prepayment or refinancing, as the case may be, shall be accompanied by a fee or prepayment premium, as applicable, equal to 1.00% of the principal amount of the Tranche B-3 Loans affected thereby or repaid, as applicable.”

(k)           Section 2.14 of the Term Loan Agreement is hereby amended by adding to the end of such Section new clause (g) as follows:

“(g)         Notwithstanding anything to the contrary contained in this Section 2.14, 100% of the proceeds of all Additional Tranche B-3 Loans shall be used to repay Tranche B-1 Loans of the Tranche B-3 Non-Exchanging Lenders.”

(l)            For the avoidance of doubt, (a) the Additional Tranche B-3 Commitments shall not be treated as Incremental Commitments; and (b) the Additional Tranche B-3 Loans shall not be treated as Loans made under an Incremental Commitment.

Section 2.              Representations and Warranties.  Each Credit Party represents and warrants to the Lenders as of the Amendment No. 2 Effective Date that:

(a)           (i) Each Credit Party has (x) the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment, (y) taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment and (z) duly executed and delivered this Amendment and (ii) this Amendment constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

(b)           None of the execution, delivery or performance by any Credit Party of this Amendment or the compliance with the terms and provisions hereof will (i) contravene any Requirement of Law except to the extent such contravention would not reasonably be expected to result in a Material Adverse Effect, (ii) result in any breach or violation of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Credit Party or any of the Subsidiaries (other than Liens created under the Loan Documents and Liens permitted under Section 6.10 of the Term Loan Agreement) pursuant to the terms of any indenture, loan agreement, lease agreement, mortgage, deed of trust, agreement or other instrument to which such Credit Party or any of the Subsidiaries is a party or by which it or any of its property or assets is bound, except to the extent such breach, default or Lien that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect or (iii) violate any provision of the certificate of incorporation, by-laws or other organizational documents of such Credit Party or any of its Subsidiaries.

(c)           Before and after giving effect to this Amendment, the representations and warranties of each Credit Party set forth in the Loan Documents shall be true and correct in all material respects on and as of the Amendment No. 2 Effective Date, as though made on and as of such date; provided that, to the extent that such representations and warranties specifically refer to an earlier date or period, they shall be true and correct in all material respects as of such earlier date or period.

(d)           At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 3.              Conditions to Effectiveness of Amendment.  This Amendment shall become effective on the first Business Day on which each of the following conditions is satisfied:

(a)           The Administrative Agent shall have received (i) from each Lender with a Tranche B-3 Exchange Commitment and from each Tranche B-3 Post-Closing Option Lender, (ii) from the Administrative Agent and (iii) from the Borrower and each Subsidiary Guarantor, either (x) a counterpart of this Amendment signed on behalf of such party (or a Tranche B-3 Consent) or (y) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment (or a Tranche B-3 Consent).

(b)           The Administrative Agent shall have received from each Additional Tranche B-3 Lender an executed counterpart to the applicable Joinder Agreement.  The aggregate amount of Additional Tranche B-3 Commitments and Tranche B-3 Exchange Commitments shall equal the aggregate principal amount of Tranche B-1 Loans outstanding immediately prior to the effectiveness of this Amendment.

(c)           The Borrower shall have paid to the Administrative Agent, for the ratable account of each Lender immediately prior to the effectiveness of this Amendment, simultaneously with the making of Tranche B-3 Loans under the Term Loan Agreement, all accrued and unpaid interest on their Tranche B-1 Loans to, but not including, the Amendment No. 2 Effective Date.

(d)           The Administrative Agent shall have received a customary written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 2 Effective Date) of Paul, Weiss, Rifkind, Wharton & Garrison LLP, New York counsel for the Credit Parties, in form and substance reasonably satisfactory to the Administrative Agent.  The Borrower hereby requests such counsel to deliver such opinions.

(e)           The Borrower shall have paid to (i) the Co-Lead Arrangers the fees in the amounts previously agreed in writing to be received on the Amendment No. 2 Effective Date and (ii) the Administrative Agent all reasonable documented out-of-pocket costs and expenses of the Administrative Agent (including, without limitation the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent) payable pursuant to Section 9.05 of the Term Loan Agreement for which invoices have been presented at least three Business Days prior to the Amendment No. 2 Effective Date.

(f)            At the time of and immediately after giving effect to this Amendment no Default or Event of Default shall have occurred and be continuing.

(g)           The Administrative Agent shall have received (1) a copy of the certificate or articles of incorporation, certificate of limited partnership or certificate of formation, including all amendments thereto, of each Credit Party, in each case, certified as of a recent date by the Secretary of State (or other similar official) of the jurisdiction of its organization, and a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of each such Credit Party as of a recent date from such Secretary of State (or other similar official); (2) a certificate of the Secretary or Assistant Secretary or similar officer of each Credit Party dated the Amendment No. 2 Effective Date and certifying: (i) that attached thereto is a true and complete copy of the by-laws (or partnership agreement, limited liability company agreement or other equivalent governing documents) of such Credit Party as in effect on the Amendment No. 2 Effective Date and at all times since a date prior to the date of the resolutions described in clause (ii) below, (ii) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or managing general partner, managing member or equivalent) of such Credit Party authorizing the execution, delivery and performance of the Loan Documents to which such Person is a party and the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Amendment No. 2 Effective Date, (iii) that the certificate or articles of incorporation, certificate of limited partnership, articles of incorporation or certificate of formation of such Credit Party has not been amended since the date of the last amendment thereto disclosed pursuant to clause (1) above, (iv) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Credit Party, and (v) as to the absence of any pending proceeding for the dissolution or liquidation of such Credit Party; and (3) a certificate of a director or an officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary or similar officer executing the certificate pursuant to clause (2) above; provided that the certificate of the Secretary or Assistant Secretary or similar officer of each Credit Party may, in lieu of attaching the documents required pursuant clauses (1) and (2)(i) above, certify that such documents  have not been amended, modified or otherwise changed since the Tranche B-2 Incremental Effective Date.

(h)           To the extent required and requested in writing by any Additional Tranche B-3 Lender at least three Business Days prior to the Amendment No. 2 Effective Date, the Administrative Agent shall have received all documentation and other information about the Credit Parties required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act.

(i)            The Administrative Agent shall have received a certificate signed by a Authorized Officer of the Borrower certifying as to the accuracy of the representations set forth in paragraphs (b) and (c) of Section 2 hereof.

Section 4.              Waivers.  Solely in connection with the borrowing of Tranche B-3 Loans on the Amendment No. 2 Effective Date and the repayment of Tranche B-1 Loans in connection therewith, the Administrative Agent and the Lenders hereby waive (a) any required notice of prepayment of Tranche B-1 Loans pursuant to Section 2.14(a) of the Term Loan Agreement, (b) any required notice of borrowing of Tranche B-3 Loans pursuant to Section 2.03 of the Term Loan Agreement, (c) any required notice of election to reduce Commitments pursuant to Section 2.20(b) of the Term Loan Agreement and (d) any right to receive any payments under Section 2.11 of the Term Loan Agreement as a result of Tranche B-1 Loans being repaid on the Amendment No. 2 Effective Date and not on the last day of the Interest Period applicable thereto.

Section 5.              Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 6.         Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 7.              Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8.              Effect of Amendment; Reaffirmation. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Term Loan Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Term Loan Agreement or any other provision of the Term Loan Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  The Required Lenders agree that the Borrower and the Administrative Agent may, but are not required to, enter into an Amended and Restated Term Loan Agreement after the Amendment No. 2 Effective Date in form and substance satisfactory to the Administrative Agent to give effect to the provisions of this Amendment.  By executing and delivering a copy hereof, the Borrower hereby consents to Amendment No. 2 and the transactions contemplated thereby, and each Credit Party hereby confirms its respective guarantees, pledges and grants of security interests, as applicable, under and subject to the terms of each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of Amendment No. 2, such guarantees, pledges and grants of security interests, and the terms of each of the Security Documents to which it is a party, shall continue to be in full force and effect, including to secure the Loan Obligations (including, without limitation, the Tranche B-3 Loans).  For the avoidance of doubt, on and after the Amendment No. 2 Effective Date, this Amendment shall for all purposes constitute a Loan Document.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

EP ENERGY LLC

By:	/s/Kyle McCuen
Name: Kyle McCuen
Title: Vice President and Treasurer

EVEREST ACQUISITION FINANCE INC.

By:	/s/Kyle McCuen
Name: Kyle McCuen
Title: Vice President and Treasurer

[EP Energy LLC Term Loan Amendment No. 2]

EP ENERGY GLOBAL LLC (f/k/a EP ENERGY, L.L.C.)

EP ENERGY PREFERRED HOLDINGS COMPANY, L.L.C. (f/k/a EL PASO PREFERRED HOLDINGS COMPANY)

MBOW FOUR STAR, L.L.C. (f/k/a MBOW FOUR STAR CORPORATION)

EP ENERGY MANAGEMENT, L.L.C (f/k/a EL PASO EXPLORATION & PRODUCTION MANAGEMENT, INC.)

EP ENERGY GATTHERING COMPANY, L.L.C. (f/k/a EL PASO PRODUCTION OIL & GAS GATHERING COMPANY, L.L.C.)

EP ENERGY RESALE COMPANY, L.L.C. (f/k/a EL PASO PRODUCTION RESALE COMPANY, L.L.C.)

EP ENERGY E&P COMPANY, L.P. (f/k/a EL PASO E&P COMPANY, L.P.)

CRYSTAL E&P COMPANY, L.L.C.

By:	/s/ Kyle McCuen
Name: Kyle McCuen
Title: Vice President and Treasurer

[EP Energy LLC Term Loan Amendment No. 2]

EPE NOMINEE CORP.

By:	/s/ Kyle McCuen
Name: Kyle McCuen
Title: Vice President and Treasurer

[EP Energy LLC Term Loan Amendment No. 2]

EP ENERGY BRAZIL, L.L.C. (f/k/a EL PASO BRAZIL, L.L.C.)

By:	/s/Kyle McCuen
Name: Kyle McCuen
Title: Vice President and Treasurer

[EP Energy LLC Term Loan Amendment No. 2]

CITIBANK, N.A., as Administrative Agent

By:	/s/ Mohammed S. Baabde
Name: Mohammed S. Baabde
Title: Vice President

[EP Energy LLC Term Loan Amendment No. 2]

EXHIBIT A

CONSENT TO AMENDMENT NO. 2

CONSENT (this “Consent”) to Amendment No. 2 (the “Amendment”) to the Term Loan Agreement, dated as of April 24, 2012 (as amended by that certain Amendment No. 1, dated as of August 21, 2012, and supplemented by that certain Incremental Facility Agreement, dated as of October 31, 2012, the “Term Loan Agreement”), by and among EP Energy LLC, a Delaware limited liability company (the “Borrower”), the lending institutions from time to time parties thereto (each, a “Lender” and, collectively, the “Lenders”), and Citibank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).  Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Term Loan Agreement (as amended by the Amendment).

Existing Lenders of Loans.  The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option ☐ to exchange 100% of the outstanding principal amount of the Tranche B-1 Loans held by such Lender for Tranche B-3 Loans in an equal principal amount.

Post-Closing Settlement Option

☐                                    to have 100% of the outstanding principal amount of the Tranche B-1 Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and purchase by assignment the principal amount of Tranche B-3 Loans committed to separately by the undersigned.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the              of April, 2013.

,
as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

EXHIBIT B

JOINDER AGREEMENT

JOINDER AGREEMENT, dated as of May 2, 2013 (this “Agreement”), by and among [ADDITIONAL TRANCHE B-3 LENDER] (each, an “Additional Tranche B-3 Lender” and, collectively, the “Additional Tranche B-3 Lenders”), EP ENERGY LLC (the “Borrower”), and CITIBANK, N.A. (the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Term Loan Agreement, dated as of April 24, 2012 (as amended by that certain Amendment No. 1, dated as of August 21, 2012, supplemented by that certain Incremental Facility Agreement, dated as of October 31, 2012, and further amended by that certain Amendment No. 2, dated as of May 2, 2013, and as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Term Loan Agreement”), among the Borrower, each lender from time to time party thereto and CITIBANK, N.A., as Administrative Agent (capitalized terms used but not defined herein having the meaning provided in the Term Loan Agreement);

WHEREAS, subject to the terms and conditions of the Term Loan Agreement, the Borrower may establish Additional Tranche B-3 Commitments (the “Additional Tranche B-3 Commitments”) with Additional Tranche B-3 Lenders (which may include existing Lenders); and

WHEREAS, subject to the terms and conditions of the Term Loan Agreement, Additional Tranche B-3 Lenders shall become Lenders with Additional Tranche B-3 Commitments pursuant to one or more Tranche B-3 Joinder Agreements;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Each Additional Tranche B-3 Lender hereby agrees to provide the Additional Tranche B-3 Commitment set forth on its signature page hereto pursuant to and in accordance with Section 2.01(g)(ii) of the Term Loan Agreement.  The Additional Tranche B-3 Commitments provided pursuant to this Agreement shall be subject to all of the terms in the Term Loan Agreement and to the conditions set forth in the Term Loan Agreement, and shall be entitled to all the benefits afforded by the Term Loan Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the guarantees and security interests created by the Security Documents

Each Additional Tranche B-3 Lender, the Borrower and the Administrative Agent acknowledge and agree that the Additional Tranche B-3 Commitments provided pursuant to this Agreement shall constitute Additional Tranche B-3 Commitments for all purposes of the Term Loan Agreement and the other applicable Loan Documents, and the Borrower and the Administrative Agent hereby consent to such Additional Tranche B-3 Lender becoming a Lender under the Term Loan Agreement.  Each Additional Tranche B-3 Lender hereby agrees to make an Additional Tranche B-3 Loan to the Borrower in an amount equal to its Additional Tranche B-3 Commitment on the Amendment No. 2 Effective Date in accordance with Section 2.01(g)(ii) of the Term Loan Agreement.

Each Additional Tranche B-3 Lender (that is not an existing Lender): (i) confirms that it has received a copy of the Term Loan Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Co-Lead Arrangers or any other Additional Tranche B-3 Lender or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Term Loan Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Term Loan Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Term Loan Agreement are required to be performed by it as a Lender.

Upon (i) the execution of a counterpart of this Agreement by each Additional Tranche B-3 Lender, the Administrative Agent and the Borrower and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, each of the undersigned Additional Tranche B-3 Lenders shall become Lenders under the Term Loan Agreement with the respective Additional Tranche B-3 Commitment set forth on its signature page hereto, effective as of the Amendment No. 2 Effective Date.

For each Additional Tranche B-3 Lender (that is not an existing Lender), delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Additional Tranche B-3 Lender may be required to deliver to the Administrative Agent pursuant to Section 2.17 of the Term Loan Agreement.

This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

This Agreement, the Term Loan Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

B-2

Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

B-3

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of the day and year first written above.

[NAME OF ADDITIONAL TRANCHE B-3 LENDER]

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Additional Tranche B-3 Commitments:

$

EP ENERGY LLC

By:
Name:
Title:

[EP Energy LLC Term Loan Joinder]

Accepted:

CITIBANK, N.A.,
as Administrative Agent

By:
Name:
Title:

[EP Energy LLC Term Loan Joinder]